Filed pursuant to Rule 497(e)
File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

Supplement dated August 24, 2012

To

Prospectus dated April 27, 2012

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 27, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the indicated section of the Prospectus as follows:

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The “Financial Condition, Liquidity and Capital Resources” subsection of the Prospectus is amended by deleting the last sentence of the fourth paragraph under the section captioned “Credit Facility” and replacing it with the following:

Any amounts borrowed as Tranche A Loans or Tranche B loans under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 22, 2013.

The “Financial Condition, Liquidity and Capital Resources” subsection of the Prospectus is amended by adding the following as a new fifth paragraph under the section captioned “Credit Facility”:

On August 20, 2012, CCT Funding, entered into an amendment (the “Second Amendment”) to its credit facility to partially exercise the available accordion feature provided in the credit facility. The Second Amendment provides for the extension of a new tranche of commitments (the “Tranche C Loans”) with borrowings in an aggregate amount up to $65,000,000, in addition to the existing $175,000,000 of available borrowings, for total borrowings available under the facility of $240,000,000. The Tranche C Loans will generally bear interest based on a three-month adjusted London interbank offered rate for the relevant interest period, plus a spread of 1.70% per annum. Interest is payable monthly in arrears. Any amounts borrowed as Tranche C Loans under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 20, 2014. The lenders under the Tranche C Loans may change the interest rate, applicable margins, and termination date for the Tranche C Loans upon 60 days’ prior written notice.